SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only

☐ Definitive Proxy Statement	(as permitted by Rule 14a-6(e)(2))

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

WVS Financial Corp.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: __________________________________________

(2)	Aggregate number of securities to which transaction applies: _________________________________________

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________

(4)	Proposed maximum aggregate value of transaction: _______________________________________________

(5)	Total fee paid: ______________________________________________________________________________

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid: _____________________________________________________________________

(2)	Form, schedule or registration statement no.: ____________________________________________________

(3)	Filing party: _______________________________________________________________________________

(4)	Date filed: _________________________________________________________________________________

Your Vote Counts!
WVS FINANCIAL CORP. 2021 Annual Meeting Vote by October 25, 2021 11:59 PM ET

WVS FINANCIAL CORP. ATTN: DAVID J. BURSIC 9001 PERRY HIGHWAY PITTSBURGH, PA 15237-5387

D59329-P61143

You invested in WVS FINANCIAL CORP. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on October 26, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to October 12, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of two directors, each for a four-year term and until his successor is elected and qualified; Nominees:
1a.	Edward F. Twomey III	For

1b.	Joseph W. Unger	For

2.	To ratify the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022; and	For

3.	To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D59330-P61143